                                                                      EXHIBIT 99

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 000-01930 of Public Service Enterprise Group Incorporated on Form S-8 of our report dated June 13, 2003, appearing in this Annual Report on Form 11-K of Public Service Enterprise Group Incorporated Thrift and Tax-Deferred Savings Plan for the year ended December 31, 2002.


/s/ DELOITTE & TOUCHE LLP
Parsippany, New Jersey
June 27, 2003